Exhibit 10.2

AMENDMENT TO

SEVERANCE PROTECTION AGREEMENT

THIS AMENDMENT (the “Amendment”), effective as of ________, 2016, by and between CommScope, Inc. (the “Corporation”), and __________ (the “Executive”), amends that certain SEVERANCE PROTECTION AGREEMENT (the “Agreement”), dated as of__________, by and between the Corporation and the Executive.

In consideration of the mutual covenants contained herein and the continued employment of Employee by the Company, the parties agree as follows:

1.

Reference to CommScope Holding Company, Inc.  The Agreement is hereby amended by adding a reference to CommScope Holding Company, Inc. in the second WHEREAS clause and defining it as “Holding,” so that such clause reads as follows:

“WHEREAS, the Board has determined that it is essential and in the best interest of the Corporation, CommScope Holding Company, Inc. (“Holding”) and its stockholders for the Corporation to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure the Executive’s continued dedication and efforts in such event without undue concern for the Executive’s personal financial and employment security;”

2.	Definitions. The Amendment is hereby further amended to update certain definitions, as follows:

a.

Change in Control.  The definition of Change in Control in the Agreement is hereby amended by changing every reference of “the Corporation” and “the Board” in such definition to “Holding” and “the Board of Directors of Holding,” respectively.

b.

Incentive Plan.  The definition of Incentive Plan in the Agreement is hereby amended by changing the reference of “CommScope, Inc.” and “the Corporation” in such definition to “CommScope Holding Company, Inc.” and “Holding or the Corporation,” respectively.

c.	Pro Rata Bonus. The definition of Pro Rata Bonus in the Agreement is hereby amended by changing the reference of “the Board” in such definition to “the Board of Directors of Holding.”

d.	Shares. The definition of Shares in the Agreement is hereby amended by changing the reference of “the Corporation” in such definition to “Holding.”

e.	Subsidiary. The definition of Subsidiary in the Agreement is hereby amended by changing the reference of “the Corporation” in such definition to “Holding.”

f.	Voting Securities. The definition of Voting Securities in the Agreement is hereby amended by changing every reference of “the Corporation” in such definition to “Holding.”

3.	All other provisions of the Agreement shall remain the same.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CommScope, Inc.

By:

Its:

EXECUTIVE

[Name]